UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 26, 2010

Healthcare Trust of America, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-53206	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16435 N. Scottsdale Road, Suite 320, Scottsdale, Arizona		85254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-998-3478

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 26, 2010, we entered into nine purchase and sale agreements (the "Purchase Agreements") with certain affiliates of Columbia Development Companies and Columbia 90 Associates, L.L.C. for the acquisition of nine medical office buildings (the "Portfolio"). Seven of the medical office buildings are located in New York, one is located in Massachusetts, and one is located in Florida. The Portfolio consists of approximately 959,900 rentable square feet which is 98% leased. The aggregate purchase price for the Portfolio is $196,645,000.

The acquisition of each of the properties included in the Portfolio is subject to a number of conditions including our receipt of satisfactory due diligence information and satisfaction of other conditions contained in the Purchase Agreements.

Upon execution of the Purchase Agreements, we paid an aggregate of $3,000,000 in escrow deposits. Under the Purchase Agreements, if we approve due diligence, the deposits paid under the Purchase Agreements will become non-refundable, except in certain circumstances.

Each of the Purchase Agreements for properties for which we are not assuming a loan contemplates the closing to occur 10 days after the expiration of the due diligence period for the relevant property. Each of the Purchase Agreements for the properties for which we are assuming a loan contemplates the closing to occur on the later of 10 days after the expiration of the due diligence period and the date on which the lender approves the loan assumption.

Item 7.01 Regulation FD Disclosure.

On October 28, 2010, we issued a press release announcing our potential acquisition of the Columbia Medical Office Building Portfolio, located in New York, Massachusetts, and Florida. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release, dated October 28, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.

November 1, 2010	By:	Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer & President

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated October 28, 2010